UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest event Reported): November 14, 2011 (November 10, 2011)

CYBER INFORMATIX, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-154610	22-3968194
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

Suites 3701-4, 37/F
Tower 6, The Gateway, Habour City,
Tsim Sha Tsui, Kowloon,
Hong Kong
(Address of principal executive offices)

+852 3719-9999
(Registrant's telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

[   ]   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

[   ]   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

ITEM 4.01CHANGE IN REGISTRANT’S CERTIFYING ACCOUNTANT

Dismissal of Previous Independent Registered Public Accounting Firm

On November 10, 2011, in connection with the acquisition of Goldenway Precious Metals Limited (“Goldenway”) by Cyber Informatix, Inc. (the “Company”) on October 6, 2011, the board of directors of the Company approved the dismissal of the Company’s independent registered public accounting firm, Seale and Beers, CPAs (“Seale & Beers”), effective immediately. For details regarding the acquisition transaction, see the Company’s current report on Form 8-K filed on October 6, 2011.

Seale & Beers’ report on the Company’s financial statements as of and for the years ended June 30, 2011 and 2010 did not contain an adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles, except that its reports for the fiscal years ended June 30, 2011 and 2010 contained a going concern qualification as to the Company’s ability to continue as a going concern.

From Seale & Beers’ engagement, through its dismissal on November 10, 2011, there were (1) no disagreements with Seale & Beers on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Seale & Beers, would have caused it to make reference to the subject matter of the disagreements in connection with its reports, and (2) no events of the type listed in paragraphs (A) through (D) of Item 304(a)(1)(v) of Regulation S-K.

The Company furnished Seale & Beers with a copy of this disclosure on November 10, 2011, providing it with the opportunity to furnish the Company with a letter addressed to the SEC stating whether it agrees with the statement made by the Company herein in response to Item 304(a) of Regulation S-K and, if not, stating the respect in which it does not agree. A letter from Seale and Beers, dated November 10, 2011 is filed as Exhibit 16.1 to this report.

Engagement of New Independent Registered Public Accounting Firm

Concurrent with the decision to dismiss Seale & Beers as the Company’s independent registered public accounting firm, the Company’s board of directors elected to continue Goldenway’s existing relationship MSCM LLP (“MSCM”) and appointed MSCM as the Company’s new independent registered public accounting firm.

During the years ended December 31, 2010 and 2009, and through its appointment on November 10, 2011, neither the Company nor anyone acting on our behalf has consulted MSCM with respect to (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on our financial statements, and neither a written report was provided to us or oral advice was provided that MSCM concluded was an important factor considered by us in reaching a decision as to the accounting, auditing or financial reporting issue; or (ii) any matter that was the subject of a disagreement or reportable events set forth in Item 304(a)(1)(iv) and (v), respectively, of Regulation S-K.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.	Description
16.1	Letter from Seale and Beers, CPAs regarding change in certifying accountant.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, in Hong Kong, Special Administrative Region of the People’s Republic of China on November 14, 2011.

CYBER INFORMATIX, INC.

By: /s/ Hao Tang
Hao Tang
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
16.1	Letter from Seale and Beers, CPAs regarding change in certifying accountant.